CORPORATE
                                                              HIGH YIELD
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              November 30, 1997

                         CORPORATE HIGH YIELD FUND, INC.

The Benefits and
Risks of
Leveraging

Corporate High Yield Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Quality Profile*

The quality ratings of securities in the Fund as of November 30, 1997 were as follows:

-------------------------------------------------------
                                             Percent of
S&P Rating/Moody's Rating                    Net Assets
-------------------------------------------------------
BBB/Baa...................................      4.7%
BB/Ba.....................................     33.7
B/B.......................................     61.2
C/C.......................................      4.5
NR(Not Rated).............................      9.7
-------------------------------------------------------

* In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

                              Corporate High Yield Fund, Inc., November 30, 1997

DEAR SHAREHOLDER

High-Yield Market Overview

The six-month period ended November 30, 1997 started with investor complacency--followed by inflationary concerns and fall-out from turbulence in Pacific Rim markets--and ended with renewed investor confidence. During the six-month period, the high-yield bond market posted modest gains, but underperformed other investment alternatives. Total returns for the six-month and three-month periods ended November 30, 1997 are compared in the table below.

--------------------------------------------------------------------------------
                                   Six Months       Three Months
                                      Ended            Ended
                                   November 30,      November 30,
                                      1997              1997
--------------------------------------------------------------------------------
CS First Boston High
Yield Index                         + 6.87%            +2.69%
Standard & Poor's
500 Index                           +13.63%            +6.67%
Ten-Year Treasury
Securities                          + 8.89%            +5.08%
--------------------------------------------------------------------------------

During the past six months, returns on high-yield bonds lagged US Treasury bonds of comparable maturity. Yield spreads widened from 334 basis points (3.34%) at May 31, 1997 to 369 basis points at November 30, 1997. Treasury bonds have benefited from the turmoil in Asian markets. Returns on high-yield issues reflected continued cash inflows to the market and favorable equity markets, but were dampened somewhat by concerns over potential erosion in future corporate earnings as well as a heavy new-issue calendar. Bonds of companies in emerging markets were particularly hard hit in light of potentially slowing Asian economic growth.

Despite recent market volatility, we believe that prospects for the high-yield market are generally favorable. The economic environment remains benign. Trends in credit quality remain positive. Merger and acquisition activity and equity issuance have strengthened credit quality for many high-yield issuers. Portfolio holdings benefiting from this trend included Brooks Fiber Properties Inc., which agreed to be acquired by WorldCom Inc., as well as Sinclair Broadcasting Group Inc. and Fresh Del Monte Corp., which tapped the equity markets in recent months. During the six-month period ended November 30, 1997, market technicals continued to favor the high-yield market. Cash flows into the high-yield market remained healthy, thanks in part to more modest yields obtained elsewhere. Heavy supply has been and is likely to continue to be offset in part by redemption of callable bonds. Our favorable market outlook is tempered by the still-modest yield pick up to be obtained from investing in high-yield securities as opposed to Treasury securities. The yield spread to Treasury securities continues to suggest that much of the good news is priced into the market.

Fund Performance

For the six months ended November 30, 1997, the total investment return on the Fund's Common Stock was +6.61%, based on a change in the per share net asset value from $13.74 to $13.94, and assuming reinvestment of $0.702 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 10.06%. The Fund's performance for the six-month period primarily reflects the defensive market posture we have maintained over the past year.

Leverage Strategy

For the six months ended November 30, 1997, our leverage position was considerably lower than that of many other closed-end leveraged high-yield funds. The Fund was on average 10.6% leveraged over the six-month period. Thus, the Fund borrowed the equivalent of 10.6% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. Our leverage position during the past six months reflects our caution on the direction of high-yield bond prices. With recent market volatility and widening yield spreads, we modestly increased use of leverage. On November 30, 1997, the Fund was 13.2% leveraged, having borrowed $45.7 million at a borrowing cost of 5.82%. With high-yield fundamentals and technicals supporting the high-yield market, we intend to increase our use of leverage somewhat in the near term. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

Our approach to the market continues to be selective, favoring companies with strong fundamentals whose bonds we believe represent good value. As an example, in recent months we added positions in several healthcare names at attractive levels. These names included Vencor Inc., Paragon Health Corp., Fresenius Medical Care AG and Kinetic Concepts, Inc. Healthcare had been significantly underrepresented in the portfolio in response to previously full valuation levels.

The emerging markets sector, despite its volatility, also represents above-average relative value, in our opinion. This sector includes issuers domiciled in countries with below investment-grade bond ratings on US dollar borrowings. Since the ratings services will not generally rate a company's bonds higher than the bonds issued by the country in which it is domiciled, a number of world-class, financially strong corporations from Brazil, Mexico, Argentina, Venezuela and Indonesia have issued high-yield bonds. These bonds offer higher yields than similarly rated bonds of US domiciled issuers. We believe that the magnitude of these yield spreads are unwarranted, particularly during the period of currency turbulence experienced around the world in October and November.

Portfolio Characteristics

Communications and media remain our largest broad industry category, totaling nearly 27% of total long-term investments. Of the narrowly classified sectors, the largest industries were: paper & forest products, 9.4%; transportation, 7.0%; energy, 6.8%; utilities, 6.8%; and media & communications--international, 6.3%. Non-US bonds totaled 27.4% of the portfolio, with emerging market issues accounting for 11.4% of total long-term investments. See the "Foreign Holdings" table on page 15 of this report to shareholders for the distribution of non-US, dollar-denominated investments in the portfolio. At November 30, 1997, the average maturity for the portfolio was 6 years, 9 months.

In Conclusion

We thank you for your investment in Corporate High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent T. Lathbury

Vincent T. Lathbury III
Vice President and Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

January 5, 1998


Proxy Results

During the six-month period ended November 30, 1997, Corporate High Yield Fund, Inc. stockholders voted on the following proposals. The proposals were approved at the annual stockholders' meeting on September 11, 1997. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------
                                                                    Shares Voted   Shares Withheld
                                                                         For         From Voting
----------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:    Joe Grills              22,071,304        504,400
                                              Walter Mintz            22,078,895        496,809
                                              Robert S. Salomon Jr.   22,075,329        500,375
                                              Melvin R. Seiden        22,069,214        506,490
                                              Stephen B. Swensrud     22,074,020        501,684
                                              Arthur Zeikel           22,064,161        511,543

---------------------------------------------------------------------------------------------------
                                                       Shares Voted    Shares Voted    Shares Voted
                                                          For             Against         Abstain
---------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche
   LLP as the Fund's independent auditors.              22,088,775       96,038          390,890
---------------------------------------------------------------------------------------------------


                                      2 & 3

                              Corporate High Yield Fund, Inc., November 30, 1997

SCHEDULE OF INVESTMENTS

                      S&P    Moody's   Face                                                                                 Value
INDUSTRIES           Rating  Rating   Amount                      Corporate Bonds                              Cost       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Aerospace &            B-    B2    $ 1,850,000   L-3 Communications Corp., 10.375% due 5/01/2007          $ 1,850,000  $  1,998,000
Defense - 0.6%
------------------------------------------------------------------------------------------------------------------------------------
Airlines - 1.1%                                  USAir Inc.:
                       B+    B1      2,532,719    11.20% due 3/19/2005**                                    2,228,792     2,882,082
                       B+    B1        500,000    10.375% due 3/01/2013                                       477,500       557,270
                                                                                                         ------------  ------------
                                                                                                            2,706,292     3,439,352
------------------------------------------------------------------------------------------------------------------------------------
Automotive - 1.2%      B     B3      1,875,000   Collins & Aikman Corp., 11.50% due 4/15/2006               1,875,000     2,118,750
                       B+    B2      1,875,000   Venture Holdings Trust, 9.50% due 7/01/2005 (e)            1,809,261     1,870,313
                                                                                                         ------------  ------------
                                                                                                            3,684,261     3,989,063
------------------------------------------------------------------------------------------------------------------------------------
Broadcasting/Radio     B-    B2      3,750,000   EZ Communications, Inc., 9.75% due 12/01/2005              3,796,875     4,115,625
& Television - 2.4%    B     B2      1,500,000   Sinclair Broadcast Group Inc., 10% due 9/30/2005           1,483,125     1,582,500
                       B     B2      1,875,000   Young Broadcasting Corporation, 11.75%
                                                 due 11/15/2004                                             2,085,938     2,067,188
                                                                                                         ------------  ------------
                                                                                                            7,365,938     7,765,313
------------------------------------------------------------------------------------------------------------------------------------
Building               BB+   B1      1,875,000   CEMEX S.A. de C.V., 12.75% due 7/15/2006 (e)               1,875,000     2,268,750
Materials - 0.7%
------------------------------------------------------------------------------------------------------------------------------------
Cable - 5.0%           CCC+  Caa     5,963,099   American Telecasting, Inc., 13.651%* due 6/15/2004         4,903,660     2,087,085
                       B-    B2      3,750,000   EchoStar Communications Corp., 10.923%* due 6/01/2004      3,405,704     3,375,000
                       B     B2      3,000,000   Intermedia Capital Partners L.P., 11.25% due 8/01/2006     3,011,250     3,322,500
                       BB-   B2      3,750,000   Lenfest Communications, Inc., 10.50% due 6/15/2006         3,803,438     4,115,625
                       BB+   Ba3     1,500,000   TCI Communications Inc., 9.65% due 3/31/2027               1,636,875     1,734,885
                       B-    B3      5,747,000   Wireless One Inc., 13.50%* due 8/01/2006                   3,438,765     1,609,160
                                                                                                         ------------  ------------
                                                                                                           20,199,692    16,244,255
------------------------------------------------------------------------------------------------------------------------------------
Cable-                                           Australis Media Ltd. (d):
International - 3.6%   D     C          61,314    1.75%/15.75% due 5/15/2003                                   41,448        14,780
                       NR++  NR++    6,922,000    1.75%/15.75% due 5/15/2003 (c)                            4,874,096     2,016,230
                                                 Diamond Cable Communications PLC*:
                       B-    B3      2,625,000    10.772% due 12/15/2005                                    1,961,473     1,981,875
                       B-    B3      5,000,000    11.387% due 2/15/2007                                     3,067,186     3,300,000
                       B-    B3      1,500,000   International Cabletel Inc., 10% due 2/15/2007             1,500,938     1,571,250
                       B-    B3      3,500,000   NTL, Inc., Series B, 11.643%* due 2/01/2006                2,433,631     2,642,500
                                                                                                         ------------  ------------
                                                                                                           13,878,772    11,526,635
------------------------------------------------------------------------------------------------------------------------------------
Chemicals - 0.5%       B+    B2      1,500,000   Huntsman Corporation, 9.50% due 7/01/2007 (e)              1,500,000     1,560,000
------------------------------------------------------------------------------------------------------------------------------------
Computer Services/     BB-   Ba1     3,000,000   Advanced Micro Devices Inc., 11% due 8/01/2003             3,116,250     3,180,000
Electronics - 2.4%     B-    B2      2,250,000   Amphenol Corporation, 9.875% due 5/15/2007                 2,250,000     2,368,125
                       B     B2      2,000,000   Celestica International Inc., 10.50% due 12/31/2006        2,000,000     2,127,500
                                                                                                         ------------  ------------
                                                                                                            7,366,250     7,675,625
------------------------------------------------------------------------------------------------------------------------------------
Conglomerates -                                  Sequa Corp.:
1.6%                   BB    B1      2,000,000    9.625% due 10/15/1999                                     2,055,000     2,045,000
                       B+    B3      3,000,000    9.375% due 12/15/2003                                     2,941,250     3,116,250
                                                                                                         ------------  ------------
                                                                                                            4,996,250     5,161,250
------------------------------------------------------------------------------------------------------------------------------------
Consumer Products -    B     B3      7,025,000   CLN Holdings Inc., 12.162%* due 5/15/2001                  4,675,007     4,425,750
2.0%                   B     B2      1,500,000   Revlon Consumer Products Corp., 9.375% due 4/01/2001       1,368,741     1,545,000
                       B+    B1        336,000   Samsonite Corporation, 11.125% due 7/15/2005                 324,660       379,680
                                                                                                         ------------  ------------
                                                                                                            6,368,408     6,350,430
------------------------------------------------------------------------------------------------------------------------------------
Consumer Services -    B     B2      3,325,000   Affinity Group, Inc., 11.50% due 10/15/2003                3,340,625     3,557,750
1.1%

------------------------------------------------------------------------------------------------------------------------------------
Diversified - 1.8%     B-    B3      3,750,000   Crain Industries, Inc., 13.50% due 8/15/2005               3,770,625     4,200,000
                       B-    B2      1,500,000   Koppers Industries, Inc., 9.875% due 12/01/2007 (e)        1,500,000     1,522,500
                                                                                                         ------------  ------------
                                                                                                            5,270,625     5,722,500
------------------------------------------------------------------------------------------------------------------------------------
Energy - 6.5%          B+    B2      3,375,000   Benton Oil & Gas Co., 11.625% due 5/01/2003                3,375,000     3,720,937
                       B     B1      3,250,000   KCS Energy Inc., 11% due 1/15/2003                         3,338,125     3,558,750
                       BBB-  Baa3    5,000,000   Oleoducto Centrale S.A., 9.35% due 9/01/2005 (e)           5,000,000     5,259,175
                       B+    B3     10,450,000   Transamerican Energy Corp., 13.163%* due 6/15/2002 (e)     8,552,669     8,255,500
                                                                                                         ------------  ------------
                                                                                                           20,265,794    20,794,362
------------------------------------------------------------------------------------------------------------------------------------
Entertainment - 1.2%   B     B2      3,750,000   Six Flags Theme Parks, 9.937%* due 6/15/2005               3,840,000     3,984,375
------------------------------------------------------------------------------------------------------------------------------------
Financial Services     B     Ba3     4,527,000   First Nationwide Holdings Inc., 10.625% due 10/01/2003     5,040,105     5,036,287
- 3.4%                 BB-   B1      5,000,000   Reliance Group Holdings Inc., 9.75% due 11/15/2003         5,008,750     5,278,450
                       BB-   NR++      750,000   Veritas Holdings, 9.625% due 12/15/2003                      756,563       798,750
                                                                                                         ------------  ------------
                                                                                                           10,805,418    11,113,487
------------------------------------------------------------------------------------------------------------------------------------
Food & Beverage -      B     B3      2,500,000   Curtice-Burns Foods, Inc., 12.25% due 2/01/2005            2,500,000     2,750,000
1.8%                   B+    B2      2,842,000   Fresh Del Monte Produce Corp., 10% due 5/01/2003           2,751,775     2,969,890
                                                                                                         ------------  ------------
                                                                                                            5,251,775     5,719,890
------------------------------------------------------------------------------------------------------------------------------------
Foreign Government     BB-   B1      2,000,000   Republic of Brazil, 10.125% due 5/15/2027                  1,799,180     1,773,000
Obligations - 0.5%
------------------------------------------------------------------------------------------------------------------------------------
Gaming - 6.4%          B+    B2      6,000,000   Greate Bay Property Funding Corp., 10.875%
                                                 due 1/15/2004                                              5,930,000     5,160,000
                       D     Caa     5,000,000   Harrah's Jazz Company, 14.25% due 11/15/2001 (b)           5,000,000     1,625,000
                       B+    B2      3,000,000   Station Casinos, Inc., 9.75% due 4/15/2007                 2,977,962     3,022,500
                       BB-   B1      5,000,000   Trump Atlantic City, 11.25% due 5/01/2006                  5,000,000     4,950,000
                       NR++  Caa     2,250,000   Trump Castle Funding Inc., 11.75% due 11/15/2003           2,099,633     2,098,125
                                                 Venetian Casino Resort LLC (e):
                       CCC+  Caa1    2,000,000    10% due 11/15/1999                                        1,859,001     1,870,000
                       B-    B3      1,750,000    12.25% due 11/15/2004                                     1,697,188     1,767,500
                                                                                                         ------------  ------------
                                                                                                           24,563,784    20,493,125
------------------------------------------------------------------------------------------------------------------------------------

                                      4 & 5

                              Corporate High Yield Fund, Inc., November 30, 1997

                      S&P    Moody's   Face                                                                                 Value
INDUSTRIES           Rating  Rating   Amount                      Corporate Bonds                              Cost       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Health Services -      B     B3    $ 3,750,000   ALARIS Medical Systems, Inc., 9.75% due 12/01/2006       $ 3,791,250   $ 3,909,375
5.0%                   B-    B2      1,500,000   Extendicare Health Services, 9.35% due 12/15/2007 (e)      1,500,000     1,500,000
                       B+    Ba3     1,500,000   Fresensius Medical Care AG, 9% due 12/01/2006              1,571,250     1,563,750
                       B-    B3      1,500,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007 (e)          1,500,000     1,503,750
                       B-    B3      1,500,000   Paragon Health Network, Inc., 9.50% due 11/01/2007 (e)     1,493,310     1,496,250
                       B+    B2      3,000,000   Quest Diagnostic Inc., 10.75% due 12/15/2006               3,000,000     3,270,000
                       B     B1      3,000,000   Vencor, Inc., 8.625% due 7/15/2007                         2,962,500     2,947,500
                                                                                                         ------------  ------------
                                                                                                           15,818,310    16,190,625
------------------------------------------------------------------------------------------------------------------------------------
Hotels - 1.0%          BB-   Ba3     3,000,000   HMH Properties Inc., 8.875% due 7/15/2007                  3,003,750     3,090,000
------------------------------------------------------------------------------------------------------------------------------------
Hotels & Casinos -     B+    B2      2,250,000   Hollywood Casino Corp., 12.75% due 11/01/2003              2,428,125     2,418,750
0.8%
------------------------------------------------------------------------------------------------------------------------------------
Independent Power      BB-   Ba3     1,500,000   Calpine Corporation, 8.75% due 7/15/2007 (e)               1,494,530     1,515,000
Producers - 1.6%       BB    Ba3     3,380,536   Midland Cogeneration Venture Limited Partnership,
                                                 10.33% due 7/23/2002**                                     3,312,925     3,690,666
                                                                                                         ------------  ------------
                                                                                                            4,807,455     5,205,666
------------------------------------------------------------------------------------------------------------------------------------
Media &                BB-   Ba3     3,000,000   Antenna TV S.A., 9% due 8/01/2007 (e)                      2,906,283     2,940,000
Communications                                   Call-Net Enterprises, Inc.*:
International - 7.1%   BB-   B1      3,750,000    10.927% due 12/01/2004                                    3,179,360     3,375,000
                       BB-   B1      3,500,000    9.27% due 8/15/2017                                       2,284,322     2,345,000
                       BB-   B1      2,500,000   Comtel Brasileira Ltd., 10.75% due 9/26/2004 (e)           2,500,000     2,425,000
                       BB-   B1      2,250,000   Globo Communicacoes Participacoes, Ltd., 10.50%
                                                 due 12/20/2006 (e)                                         2,244,427     2,103,750
                       BB    Ba3     3,750,000   Grupo Televisa S.A., 11.375% due 5/15/2003                 3,750,000     4,087,500
                       BBB-  Ba3     5,000,000   Telefonica de Argentina S.A., 11.875% due 11/01/2004       4,900,400     5,693,750
                                                                                                         ------------  ------------
                                                                                                           21,764,792    22,970,000
------------------------------------------------------------------------------------------------------------------------------------
Metals & Mining -      CCC+  B2      4,200,000   Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003     4,389,000     4,494,000
4.7%                   CCC+  B3      8,000,000   Maxxam Group, Inc., 12.25%* due 8/01/2003                  7,386,417     7,280,000
                       B     B3      3,000,000   Westmin Resources Ltd., 11% due 3/15/2007                  3,000,000     3,330,000
                                                                                                         ------------  ------------
                                                                                                           14,775,417    15,104,000
------------------------------------------------------------------------------------------------------------------------------------
Packaging -            B+    Ba3     3,750,000   Vicap S.A., 11.375% due 5/15/2007 (e)                      3,730,125     4,050,000
1.3%
------------------------------------------------------------------------------------------------------------------------------------
Paper & Forest         B     B3      3,750,000  +Ainsworth Lumber Company, 12.50% due 7/15/2007 (e)         3,646,425     3,622,718
Products - 10.7%       B     B2      3,000,000   Bear Island Paper LLC, 10% due 12/01/2007 (e)              3,000,000     3,000,000
                       B+    B2      4,000,000   Container Corporation of America, 9.75% due 4/01/2003      4,080,000     4,300,000
                       BB-   B1      4,625,000   Doman Industries Ltd., 8.75% due 3/15/2004                 4,264,062     4,567,187
                       BB    Ba3     1,875,000   Malette Inc., 12.25% due 7/15/2004                         2,085,937     2,109,375
                                                 P.T. Pabrik Kertas Tjiwa Kimia:
                       BB    Ba3     1,500,000    13.25% due 8/01/2001                                      1,665,000     1,563,750
                       BB    Ba3     3,000,000    10% due 8/01/2004 (e)                                     2,983,650     2,730,000

                                                 Repap New Brunswick, Inc.:
                       CCC   B2      2,000,000    9.875% due 7/15/2000                                      2,000,000     2,030,000
                       CC    Caa     2,250,000    10.625% due 4/15/2005                                     2,163,750     2,182,500
                       B-    B3      1,500,000   Riverwood International Corp., 10.25% due 4/01/2006        1,451,250     1,530,000
                       B+    B1      4,000,000   S.D. Warren Co., 12% due 12/15/2004                        4,000,000     4,480,000
                       B+    B1      2,250,000   US Timberlands Klamath Falls, 9.625% due 11/15/2007        2,250,000     2,300,625
                                                                                                         ------------  ------------
                                                                                                           33,590,074    34,416,155
------------------------------------------------------------------------------------------------------------------------------------
Product Distribution   B-    B3      3,000,000   AmeriServ Food Company, 10.125% due 7/15/2007 (e)          3,000,000     3,090,000
- 1.0%
------------------------------------------------------------------------------------------------------------------------------------
Publishing &                                     Hollinger International, Inc.:
Printing - 1.7%        BB+   Ba3     1,500,000    8.625% due 3/15/2005                                      1,492,500     1,533,750
                       BB-   B1      1,500,000    9.25% due 3/15/2007                                       1,490,370     1,552,500
                       B     B3      2,250,000   MDC Communications Corp., 10.50% due 12/01/2006            2,250,000     2,407,500
                                                                                                         ------------  ------------
                                                                                                            5,232,870     5,493,750
------------------------------------------------------------------------------------------------------------------------------------
Specialty Retailing    B+    B1      3,000,000   NBTY, Inc., 8.625% due 9/15/2007 (e)                       2,975,250     2,940,000
- 0.9%
------------------------------------------------------------------------------------------------------------------------------------
Steel - 0.6%           NR++  B1      2,250,000   CSN Iron S.A., 9.125% due 6/01/2007 (e)                    1,826,250     1,878,750
------------------------------------------------------------------------------------------------------------------------------------
Supermarkets - 1.0%    NR++  Caa     3,750,000   Food 4 Less Supermarkets, Inc., 11.039%* due 7/15/2005     3,084,571     3,281,250
------------------------------------------------------------------------------------------------------------------------------------
Telephony/             NR++  NR++    2,000,000   Brooks Fiber Properties Inc., 10.546%* due 11/01/2006      1,394,506     1,580,000
Competitive            B+    B2      3,000,000   GCI Inc., 9.75% due 8/01/2007                              3,000,000     3,075,000
Local Exchange         B     B2      1,500,000   Intermedia Communications Inc., 10.503%* due 7/15/2007       959,247     1,027,500
Carriers - 3.9%        NR++  NR++    3,750,000   Nextlink Communications Inc., 12.50% due 4/15/2006         3,750,000     4,256,250
                       B+    B1      2,250,000   Teleport Communications Group Inc., 9.875%
                                                 due 7/01/2006                                              2,374,875     2,475,000
                                                                                                         ------------  ------------
                                                                                                           11,478,628    12,413,750
------------------------------------------------------------------------------------------------------------------------------------
Transportation - 7.9%  BB-   NR++    3,750,000   Autopistas del Sol S.A., 10.25% due 8/01/2009 (e)          3,675,000     3,525,000
                       BB-   Ba2     4,000,000   Eletson Holdings, Inc., 9.25% due 11/15/2003               4,013,750     4,080,000
                                                 GS Superhighway Holdings (e):
                       BB    Ba3     1,500,000    9.875% due 8/15/2004                                      1,496,250     1,410,000
                       BB    Ba3     1,500,000    10.25% due 8/15/2007                                      1,505,625     1,372,500
                       BB-   B1      3,750,000   Sea Containers Ltd., 12.50% due 12/01/2004                 4,106,250     4,237,500
                       NR++  B3      4,250,000   Transtar Holdings, Inc., 12.625%* due 12/15/2003           3,334,700     3,655,000
                       B-    B3      5,250,000   Trism Inc., 10.75% due 12/15/2000                          5,000,625     5,184,375
                       BB    Ba2     2,125,000   Viking Star Shipping Co., Inc., 9.625% due 7/15/2003       1,969,531     2,146,250
                                                                                                         ------------  ------------
                                                                                                           25,101,731    25,610,625
------------------------------------------------------------------------------------------------------------------------------------
Utilities - 7.7%       B+    Ba1     4,500,000   AES Corporation, 8.50% due 11/01/2007 (e)                  4,491,000     4,455,000
                       BB-   B1      2,954,000   Beaver Valley Funding Corp., 9% due 6/01/2017**            2,281,160     3,249,282
                       BB-   NR++    2,937,000   First PV Funding Corp., 10.30% due 1/15/2014**             3,126,347     3,205,970
                       BBB-  Ba3     4,000,000   Metrogas S.A., 12% due 8/15/2000                           3,997,500     4,300,000
                       BB-   Ba3     4,000,000   Texas-New Mexico Power Co., 10.75% due 9/15/2003           4,085,000     4,350,000
                       NR++  NR++    5,106,532   Tucson Electric & Power Co., 10.21%
                                                 due 1/01/2009** (f)                                        4,798,574     5,347,305
                                                                                                         ------------  ------------
                                                                                                           22,779,581    24,907,557

                                      6 & 7

                              Corporate High Yield Fund, Inc., November 30, 1997

                      S&P    Moody's   Face                                                                                 Value
INDUSTRIES           Rating  Rating   Amount                      Corporate Bonds                              Cost       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Waste Management -     D     Ca    $ 4,000,000   Mid-American Waste Systems, Inc., 12.25% due
0.3%                                             2/15/2003 (b)                                            $ 3,002,551   $ 1,120,000
------------------------------------------------------------------------------------------------------------------------------------
Wireless               CCC   B3      3,000,000   Cencall Communications Corp., 13.935%* due 1/15/2004       2,202,785     2,621,250
Communications -       CCC   B3      4,600,000   Nextel Communications Inc., 12.819%* due 8/15/2004         3,481,005     3,967,500
Domestic Paging &      B-    B3      3,000,000   Western Wireless Corp., 10.50% due 2/01/2007               2,987,812     3,217,500
Cellular - 3.0%                                                                                             8,671,602     9,806,250
------------------------------------------------------------------------------------------------------------------------------------
Wireless               CCC+  B3      6,750,000   Cellular Communications International, Inc., 11.89%*
                                                 due 8/15/2000                                              4,911,792     5,298,750
Communications -       B+    B3      6,208,000   Comunicacion Celular S.A., 13.154%* due 11/15/2003         4,240,672     4,656,000
International Paging   CCC   NR++    3,750,000   McCaw International Ltd., 11.757%* due 4/15/2007           2,375,741     2,137,500
& Cellular - 4.8%      B-    B3      4,500,000   Millicom International Cellular S.A., 13.803%*
                                                 due 6/01/2006                                              2,791,953     3,285,000
                                                                                                         ------------  ------------
                                                                                                           14,320,158    15,377,250
------------------------------------------------------------------------------------------------------------------------------------
                                                 Total Investments in Corporate Bonds - 108.8%            348,319,304   350,501,540
------------------------------------------------------------------------------------------------------------------------------------
                                       Shares
                                        Held             Common Stocks
------------------------------------------------------------------------------------------------------------------------------------
Energy - 1.3%                          321,384   CHI Energy Inc. (Series A) (b)                             5,096,857     4,177,992
------------------------------------------------------------------------------------------------------------------------------------
Entertainment -                        191,749   On Command Corporation (b)                                 5,573,706     2,324,957
0.7%
------------------------------------------------------------------------------------------------------------------------------------
Supermarkets -                          70,697   Grand Union Co. (b)                                        4,152,500       189,998
0.0%
------------------------------------------------------------------------------------------------------------------------------------
Wireless                                10,611   Nextel Communications Inc. (Class A) (b)                     171,223       267,928
Communications -
Domestic Paging &
Cellular - 0.1%
------------------------------------------------------------------------------------------------------------------------------------
                                                 Total Investments in Common Stocks - 2.1%                 14,994,286     6,960,875
------------------------------------------------------------------------------------------------------------------------------------
                                                         Preferred Stocks & Warrants
------------------------------------------------------------------------------------------------------------------------------------
Cable - 0.0%                            45,725   American Telecasting, Inc. (Warrants) (a)                          0        18,290
                                         5,747   Wireless One, Inc. (Warrants) (a)                            121,377           575
                                                                                                         ------------  ------------
                                                                                                              121,377        18,865
------------------------------------------------------------------------------------------------------------------------------------
Entertainment - 1.9%                    61,014   On Command Corporation (Series B) (Warrants) (a)             488,120       301,257
                                         5,041   Time Warner Inc. (Series M)                                5,528,197     5,746,740
                                                                                                         ------------  ------------
                                                                                                            6,016,317     6,047,997
------------------------------------------------------------------------------------------------------------------------------------
Telephony/Competitive                    1,617  +Intermedia Communications Inc. (Series A)
Local Exchange                                    (Convertible)                                             1,626,067     1,883,805
Carriers - 0.6%
------------------------------------------------------------------------------------------------------------------------------------
Wireless                                   772  +Nextel Communications Inc. (e)                               774,915       853,060
Communications -
Domestic Paging &
Cellular - 0.3%
------------------------------------------------------------------------------------------------------------------------------------
Wireless                                 3,750   Cellular Communications International Inc.
Communications -                                 (Warrants) (a)                                                90,489        56,250
International Paging                     6,208   Comunicacion Celular S.A. (Warrants) (a)(e)                    6,782        40,352
& Cellular - 0.0%                                                                                        ------------  ------------
                                                                                                               97,271        96,602
------------------------------------------------------------------------------------------------------------------------------------
                                                 Total Investments in Preferred Stocks & Warrants - 2.8%    8,635,947     8,900,329
------------------------------------------------------------------------------------------------------------------------------------
                                         Face
                                        Amount           Short-Term Securities
------------------------------------------------------------------------------------------------------------------------------------
Commercial                            $269,000   General Motors Acceptance Corp., 5.75% due 12/01/1997        269,000       269,000
Paper*** - 0.1%
------------------------------------------------------------------------------------------------------------------------------------
                                                 Total Investments in Short-Term Securities - 0.1%            269,000       269,000
------------------------------------------------------------------------------------------------------------------------------------
                                                 Total Investments - 113.8%                              $372,218,537   366,631,744
                                                                                                         ============
                                                 Liabilities in Excess of Other Assets - (13.8%)                        (44,430,978)
                                                                                                                       ------------
                                                 Net Assets - 100.0%                                                   $322,200,766
                                                                                                                       ============
------------------------------------------------------------------------------------------------------------------------------------

* Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

**    Subject to principal paydowns.

*** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

+ Represents a pay-in-kind security which may pay interest in additional shares/face.

++     Not Rated.

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustment under certain conditions until the expiration date.

(b)   Non-income producing security.

(c)   Each $1,000 face amount contains one warrant of Australis Media Ltd.

(d) Represents a step bond. Coupon payments are paid-in-kind, in which the Fund receives additional face amount at an annual rate of 1.75% until May 15, 2000. Subsequently, the Fund will receive cash coupon payments at an annual rate of 15.75% until maturity.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $5,347,000, representing 1.7% of net assets.

----------------------------------------------------------------------------------------------
                                                      Acquisition                     Value
Issue                                                    Dates            Cost      (Note 1a)
----------------------------------------------------------------------------------------------
Tucson Electric & Power Co., 10.21% due 1/01/2009      6/25/1993-
                                                       7/28/1993       $4,798,574   $5,347,305
----------------------------------------------------------------------------------------------
Total                                                                  $4,798,574   $5,347,305
                                                                       ==========   ==========
----------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                                      8 & 9

                              Corporate High Yield Fund, Inc., November 30, 1997

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                            As of November 30, 1997
--------------------------------------------------------------------------------------------------------------------------------
Assets:             Investments, at value (identified cost--$372,218,537) (Note 1a)............                     $366,631,744
                    Cash.......................................................................                        1,706,632
                    Receivables:
                      Interest.................................................................   $ 7,109,363
                      Securities sold..........................................................     2,050,692
                      Dividends................................................................         3,004          9,163,059
                    Deferred organization expenses (Note 1e)...................................   -----------             18,271
                    Prepaid expenses and other assets..........................................                           81,050
                                                                                                                    ------------
                    Total assets...............................................................                      377,600,756
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:        Loans (Note 5).............................................................                       45,700,000
                    Payables:
                      Securities purchased.....................................................     9,122,378
                      Interest on loans (Note 5)...............................................       427,096
                      Investment adviser (Note 2)..............................................       138,510          9,687,984
                    Accrued expenses and other liabilities.....................................   -----------             12,006
                                                                                                                    ------------
                    Total liabilities..........................................................                       55,399,990
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:         Net assets.................................................................                     $322,200,766
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------
Capital:            Common Stock, $.10 par value, 200,000,000 shares authorized................                     $  2,310,866
                    Paid-in capital in excess of par...........................................                      323,002,164
                    Undistributed investment income--net........................................                       3,535,137
                    Accumulated realized capital losses on investments--net (Note 6)............                      (1,060,608)
                    Unrealized depreciation on investments--net.................................                      (5,586,793)
                                                                                                                    ------------
                    Total--Equivalent to $13.94 per share based on 23,108,658 shares of
                    capital stock outstanding (market price $14.875)...........................                     $322,200,766
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                           For the Six Months Ended November 30, 1997
---------------------------------------------------------------------------------------------------------------------------------
Investment Income          Interest and discount earned........................................................      $ 17,422,648
(Note 1d):                 Dividends...........................................................................           801,464
                           Other...............................................................................           198,088
                                                                                                                     ------------
                           Total income........................................................................        18,422,200
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
Expenses:                  Loan interest expense (Note 5)......................................................         1,165,651
                           Investment advisory fees (Note 2)...................................................           904,031
                           Professional fees...................................................................            91,626
                           Borrowing costs (Note 5)............................................................            61,747
                           Transfer agent fees.................................................................            29,602
                           Printing and shareholder reports....................................................            24,405
                           Accounting services (Note 2) .......................................................            22,025
                           Directors' fees and expenses........................................................            19,448
                           Custodian fees......................................................................            11,925
                           Amortization of organization expenses (Note 1e).....................................             8,286
                           Pricing services....................................................................             3,590
                           Other...............................................................................            18,714
                                                                                                                     ------------
                           Total expenses......................................................................         2,361,050
                                                                                                                     ------------
                           Investment income--net..............................................................       16,061,150
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
Realized & Unrealized      Realized gain on investments--net...................................................         5,593,562
Gain (Loss) on             Change in unrealized depreciation on investments--net...............................          (982,321)
Investments--Net                                                                                                     ------------
(Notes 1b, 1d & 3)         Net Increase in Net Assets Resulting from Operations................................      $ 20,672,391
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------

                           See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the Six       For the
                                                                                                       Months Ended     Year Ended
                Increase (Decrease) in Net Assets:                                                     Nov. 30, 1997   May 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
Operations:     Investment income--net................................................................  $ 16,061,150   $ 32,116,435
                Realized gain (loss) on investments--net..............................................     5,593,562       (223,424)
                Change in unrealized depreciation on investments--net.................................      (982,321)     2,092,741
                                                                                                        ------------   ------------
                Net increase in net assets resulting from operations.................................     20,672,391     33,985,752
                                                                                                        ------------   ------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends to    Investment income--net................................................................   (16,095,453)   (32,632,299)
Shareholders                                                                                            ------------   ------------
(Note 1f):      Net decrease in net assets resulting from dividends to shareholders..................    (16,095,453)   (32,632,299)
                                                                                                        ------------   ------------
------------------------------------------------------------------------------------------------------------------------------------
Capital Stock   Value of shares issued to Common Stock shareholders in reinvestment of dividends ....      4,714,571     10,651,397
Transactions                                                                                            ------------   ------------
(Note 4):       Net increase in net assets derived from capital stock transactions...................      4,714,571     10,651,397
                                                                                                        ------------   ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:     Total increase in net assets.........................................................      9,291,509     12,004,850
                Beginning of period..................................................................    312,909,257    300,904,407
                                                                                                        ============   ============
                End of period*.......................................................................   $322,200,766   $312,909,257
                                                                                                        ============   ============
------------------------------------------------------------------------------------------------------------------------------------
               *Undistributed investment income--net.................................................   $  3,535,137   $  3,569,440
                                                                                                        ============   ============
------------------------------------------------------------------------------------------------------------------------------------

                See Notes to Financial Statements.


                                     10 & 11

                              Corporate High Yield Fund, Inc., November 30, 1997

STATEMENT OF CASH FLOWS

                            For the Six Months Ended November 30, 1997
------------------------------------------------------------------------------------------------------------------------------------
Cash Provided by            Net increase in net assets resulting from operations.............................       $  20,672,391
Operating Activities:       Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
                              Increase in receivables........................................................            (221,731)
                              Increase in other assets.......................................................             (15,078)
                              Decrease in other liabilities..................................................          (1,371,151)
                              Realized and unrealized gain on investments--net................................         (4,611,241)
                              Amortization of discount.......................................................          (3,558,122)
                                                                                                                     ------------
                            Net cash provided by operating activities........................................          10,895,068
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------------
Cash Used for               Proceeds from sales of long-term investments.....................................         132,556,093
Investing Activities:       Purchases of long-term investments...............................................        (148,112,213)
                            Purchases of short-term investments..............................................         (63,091,434)
                            Proceeds from sales and maturities of short-term investments.....................          63,140,000
                                                                                                                     ------------
                            Net cash used for investing activities...........................................         (15,507,554)
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------------
Cash Provided by            Cash receipts from borrowings....................................................         101,900,000
Financing Activities:       Cash payments on borrowings......................................................         (84,200,000)
                            Dividends paid to shareholders...................................................         (11,380,882)
                                                                                                                     ------------
                            Net cash provided by financing activities........................................           6,319,118
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------------
Cash:                       Net increase in cash.............................................................           1,706,632
                            Cash at beginning of period......................................................                   0
                                                                                                                     ------------
                            Cash at end of period............................................................        $  1,706,632
                                                                                                                     ============
------------------------------------------------------------------------------------------------------------------------------------
Cash Flow                   Cash paid for interest...........................................................        $    953,697
Information:                                                                                                         ============
------------------------------------------------------------------------------------------------------------------------------------
Non-Cash Financing          Reinvestment of dividends paid to shareholders...................................        $  4,714,572
Activities:                                                                                                          ============
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have           For the                                       Period
                    been derived from information provided                Six Months             For the Year           June 25,
                    in the financial statements.                            Ended                Ended May 31,          1993+ to
                                                                           Nov. 30,    ------------------------------    May 31,
                    Increase (Decrease) in Net Asset Value:                1997++        1997++    1996++     1995++       1994
------------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period.............    $  13.74      $  13.68   $  13.35   $  13.21   $  14.18
Operating                                                                --------      --------   --------   --------   --------
Performance:        Investment income--net...........................         .70          1.44       1.46       1.62       1.30

                    Realized and unrealized gain (loss) on
                    investments--net.................................         .20           .08        .33        .14      (1.10)
                                                                         --------      --------   --------   --------   --------
                    Total from investment operations.................         .90          1.52       1.79       1.76        .20
                                                                         --------      --------   --------   --------   --------
                    Less dividends from investment income--net.......        (.70)        (1.46)     (1.46)     (1.62)     (1.17)
                                                                         --------      --------   --------   --------   --------
                    Net asset value, end of period...................    $  13.94      $  13.74   $  13.68   $  13.35   $  13.21
                                                                         ========      ========   ========   ========   ========
                    Market price per share, end of period............    $ 14.875      $ 14.125   $ 13.375   $ 13.625   $ 13.875
                                                                         ========      ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------------------------------
Total
Investment          Based on market price per share..................       10.66%+++     17.44%      9.35%     11.67%       .36%+++
Return:**                                                                ========      ========   ========   ========   ========
                    Based on net asset value per share...............        6.61%+++     11.69%     14.15%     14.92%      1.08%+++
                                                                         ========      ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------------------------------
Ratios to
Average             Expenses, excluding interest expense.............         .66%*         .66%       .70%       .69%       .68%*
                                                                         ========      ========   ========   ========   ========
                    Expenses.........................................        1.31%*        1.27%      1.62%      2.53%      1.76%*
                                                                         ========      ========   ========   ========   ========
                    Investment income--net...........................        8.91%*        9.43%      9.20%      9.03%      7.55%*
                                                                         ========      ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------------------------------
Leverage:           Amount of borrowings outstanding, end of
                    period (in thousands)............................    $ 45,700      $ 28,000   $ 54,000   $ 46,000   $124,000
                                                                         ========      ========   ========   ========   ========
                    Average amount of borrowings outstanding
                    during the period (in thousands).................    $ 40,020      $ 36,667   $ 49,424   $107,934   $ 98,601
                                                                         ========      ========   ========   ========   ========
                    Average amount of borrowings outstanding per
                    share during the period........ .................    $   1.75      $   1.64   $   2.27   $   5.13   $   4.78
                                                                         ========      ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands).........    $322,201      $312,909   $300,904   $287,285   $272,737
Data:                                                                    ========      ========   ========   ========   ========
                    Portfolio turnover...............................       37.14%        52.91%     65.68%     45.73%     45.82%
                                                                         ========      ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------------------------------

+     Commencement of operations.
++    Based on average shares outstanding.
+++   Aggregate total investment return.
*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol COY.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Obligations with remaining maturities of sixty days or less are valued


                                    12 & 13

                              Corporate High Yield Fund, Inc., November 30, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets including futures contracts and related options are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

For the six months ended November 30, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), $4,019 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1997 were $157,234,591 and $131,878,669, respectively.

Net realized and unrealized gains (losses) as of November 30, 1997 were as follows:
--------------------------------------------------------------------------
                                                Realized       Unrealized
                                                  Gains          Losses
--------------------------------------------------------------------------
Long-term investments......................     $5,593,562    $(5,586,793)
                                                ----------    -----------
Total......................................     $5,593,562    $(5,586,793)
                                                ==========    ===========
--------------------------------------------------------------------------

As of November 30, 1997, net unrealized depreciation for D reporting and Federal income tax purposes aggregated $5,586,793, of which $18,542,320 related to appreciated securities and $24,129,113 related to depreciated securities. The aggregate cost of investments at November 30, 1997 for Federal income tax purposes was $372,218,537.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended November 30, 1997 and the year ended May 31, 1997 increased by 334,059 and 778,495, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On August 13, 1997, the Fund extended its credit agreement with Merrill Lynch International Bank Limited, an affiliate of MLPF&S. The agreement provides for $130,000,000 unsecured revolving credit facility bearing interest at the Federal Funds Rate plus 0.25% and/or LIBOR plus 0.25%. For the six months ended November 30, 1997, the maximum amount borrowed was $58,300,000, the average amount borrowed was approximately $40,020,000 and the daily weighted average interest rate was 5.84%. For the six months ended November 30, 1997, facility and commitment fees aggregated $61,747.

6. Capital Loss Carryforward:

At May 31, 1997, the Fund had a net capital loss carryforward of approximately $6,234,000, of which $4,105,000 expires in 2003, $1,820,000 expires in 2004 and
$309,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On December 1, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.109594 per share, payable on December 18, 1997 to shareholders of record as of December 11, 1997.


PORTFOLIO INFORMATION

                             As of November 30, 1997
--------------------------------------------------------------------------------
                                                                      Percent of
Ten Largest Corporate Holdings                                        Net Assets

Transamerican Energy Corp. .......................................       2.3%
Maxxam Group, Inc. ...............................................       2.0
Time Warner Inc. (Series M) ......................................       1.6
Call-Net Enterprises, Inc. .......................................       1.6
Telefonica de Argentina S.A ......................................       1.6
Cellular Communications International, Inc. ......................       1.5
Tucson Electric & Power Co. ......................................       1.5
Diamond Cable Communications PLC .................................       1.4
Reliance Group Holdings Inc. .....................................       1.4
Oleoducto Centrale S.A ...........................................       1.4

Foreign Holdings

Total Foreign Holdings ...........................................      27.4%
Emerging Markets Holdings ........................................      11.4

Top Five Foreign Countries
Canada ...........................................................       5.6%
Argentina ........................................................       3.5
Brazil ...........................................................       2.7
Mexico ...........................................................       2.7
Colombia .........................................................       2.6


                                     14 & 15

Officers and Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Elizabeth M. Phillips, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol
COY

This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16718--11/97

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